PHOENIX INVESTMENT PARTNERS
                             ANNUAL REPORT

                                                 APRIL 30, 2001



        |GOODWIN|


                                                 Phoenix-Goodwin
                                                 California Tax
                                                 Exempt Bond
                                                 Fund





[LOGO]PHOENIX
      INVESTMENT PARTNERS

MESSAGE FROM THE PRESIDENT

DEAR SHAREHOLDER:
[PHOTO]

  We are pleased to provide this annual report for the Phoenix-Goodwin California Tax Exempt Bond Fund for the fiscal year ended April 30, 2001.

  On the following pages, your Fund's portfolio manager discusses his investment strategy over the last year and his outlook for the next six months. We hope you find these comments useful and informative. If you have any questions, please call your financial advisor or a Mutual Fund Services representative at 1-800-243-1574. And to obtain up-to-date price information, make purchases and exchanges, view your account history, order duplicate statements, and print customer service forms at anytime, visit www.phoenixinvestments.com.

Sincerely,

/s/ Philip R. McLoughlin

Philip R. McLoughlin

APRIL 30, 2001

             Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.

PHOENIX-GOODWIN CALIFORNIA TAX EXEMPT BOND FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGER, TIMOTHY M. HEANEY, CFA

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund is appropriate for California residents who want to minimize payment of federal and state income tax. Investors should note that income from the Fund may be subject to state and local taxes and the alternative minimum tax, if applicable.

Q: HOW DID THE FUND PERFORM OVER THE LAST FISCAL YEAR?

A: For the 12 months ended April 30, 2001, the return for Class A shares was 8.92% and the return for Class B shares was 8.15%, compared with an average return of 9.25% for a peer group of 111 mutual funds, according to Lipper, Inc. For the same period, the return for the Lehman Brothers Municipal Bond Index was 10.38%, and the Lehman Brothers California Municipal Bond Index(1) returned 9.85%. All performance figures assume the reinvestment of distributions and exclude the effect of sales charges. Index returns do not reflect investment management or other mutual fund-related fees.

Q: WHAT FACTORS AFFECTED PERFORMANCE?

A: The portfolio continues to hold a high percentage of higher quality securities, and this contributed positively to overall performance. During the first four months of this year, there was a dramatic steepening of the yield curve, which impacted performance as intermediate duration securities outperformed longer-term duration maturities. The portfolio has been able to avoid a negative impact from California's continuing energy crisis because of its minimal exposure to the state's electric utility sector. Electric utility bonds represent only 3.3 percent of the portfolio, a relatively low amount, and uninsured securities represent less than 2 percent. The portfolio has no exposure to California's two problem utilities, Southern California Edison or Pacific Gas and Electric.

Q: WHAT IS YOUR OUTLOOK FOR CALIFORNIA-ISSUED CREDITS?

A: California's outlook remains uncertain because of its continuing power crisis. One of the state's largest utilities, Pacific Gas and Electric, has already filed for bankuptcy protection, and another is facing serious financial difficulty. The state has been forced to purchase high-cost power from utilities, which has negatively affected its credit quality. Standard & Poor's recently downgraded the state's general obligation bonds, citing the mounting and uncertain cost to the state of the current electrical power crisis and its likely long-term detrimental effect on the state's economy. In addition, California's growing infrastructure needs and education demands will likely put further pressure on the state's budget going forward.

Q: HOW IS THE PORTFOLIO POSITIONED, GIVEN YOUR CURRENT OUTLOOK?

A: Due to the uncertainty of California's economic outlook and continuing power crisis, we continue to maintain a high quality portfolio. We continue, as well, to focus our exposure to the long end of the municipal yield curve in order to take advantage of the higher yields that are offered by these longer-term maturities.

                                                                  APRIL 30, 2001

(1) THE LEHMAN BROTHERS MUNICIPAL BOND INDEX MEASURES LONG-TERM,
    INVESTMENT-GRADE TAX-EXEMPT MUNICIPAL BOND PERFORMANCE. THE LEHMAN BROTHERS CALIFORNIA MUNICIPAL BOND INDEX MEASURES CALIFORNIA-ISSUED LONG-TERM, INVESTMENT-GRADE TAX-EXEMPT MUNICIPAL BOND PERFORMANCE. PERFORMANCE IS CALCULATED ON A TOTAL-RETURN BASIS WITH DISTRIBUTIONS REINVESTED, AS REPORTED BY FRANK RUSSELL COMPANY. THE INDICES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

Phoenix-Goodwin California Tax Exempt Bond Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                           PERIODS ENDING 4/30/01

                                                            INCEPTION    INCEPTION
                                1 YEAR  5 YEARS  10 YEARS  TO 4/30/01       DATE
                                ------  -------  --------  -----------  ------------
Class A Shares at NAV(2)         8.92%    5.33%     6.06%         --            --
Class A Shares at POP(3)         3.75     4.31      5.54          --            --
Class B Shares at NAV(2)         8.15     4.56        --        4.88%      7/26/94
Class B Shares with CDSC(4)      4.15     4.56        --        4.88       7/26/94
Lehman Brothers Municipal Bond
  Index                         10.38     6.39      7.06        6.57        Note 5

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period.
(5)  Index information from 7/31/94 to 4/30/01
(6) This chart illustrates POP returns on Class A Shares for ten years. Returns on Class B Shares will vary due to differing sales charges.
(7) The Lehman Brothers Municipal Bond Index is an unmanaged, commonly used measure of long-term, investment-grade tax-exempt municipal bond total return performance. The Lehman Brothers Municipal Bond Index performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                            PERIODS ENDING 4/30
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            PHOENIX-GOODWIN CALIFORNIA         LEHMAN BROTHERS
          TAX EXEMPT BOND FUND CLASS A(6)  MUNICIPAL BOND INDEX(7)
04/30/91                           $9,525                  $10,000
04/30/92                          $10,352                  $10,952
04/30/93                          $11,426                  $12,337
04/29/94                          $11,631                  $12,603
04/28/95                          $12,368                  $13,441
04/30/96                          $13,225                  $14,510
4/30/97                           $13,960                  $15,475
4/30/98                           $15,193                  $16,913
4/30/99                           $16,093                  $18,088
4/30/00                           $15,743                  $17,920
4/30/01                           $17,147                  $19,780

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 4/30/91 in Class A shares and reflects the maximum sales charge of 4.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                        4/30/01
As a percentage of bond holdings
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Pre-Refunded                 33    %
General Obligation           16
Municipal Utility District   12
General Obligation            9
Water                         8
Development                   7
Airport                       5
Other                        10

Phoenix-Goodwin California Tax Exempt Bond Fund

  TEN LARGEST HOLDINGS AT APRIL 30, 2001 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  L.A. Wastewater System Series D                                8.5%
        UTILITY REVENUE BOND
    2.  Riverside County Series A                                      6.6%
        PRE-REFUNDED BOND
    3.  MSR Public Power Agency Series D                               5.3%
        PRE-REFUNDED BOND
    4.  Culver City Redevelopment Financing Authority                  5.2%
        DEVELOPMENT REVENUE BOND
    5.  Redwood City Elementary School District                        5.1%
        GENERAL OBLIGATION BOND
    6.  Huntington Park Redevelopment Agency                           4.1%
        PRE-REFUNDED BOND
    7.  Anaheim Public Financing Series C                              3.7%
        GENERAL REVENUE BOND
    8.  Walnut Valley Unified School District Series A                 3.5%
        GENERAL OBLIGATION BOND
    9.  California State 4.50%, 12/1/21                                3.4%
        GENERAL OBLIGATION BOND
   10.  San Francisco Airport 4.50%, 5/1/28                            3.0%
        AIRPORT REVENUE BOND

                         INVESTMENTS AT APRIL 30, 2001

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)      VALUE
                                          ------------  -------  -----------
MUNICIPAL TAX-EXEMPT BONDS--96.0%

AIRPORT REVENUE--4.4%
San Francisco Airport 6.25%, 5/1/10
(FGIC Insured)..........................      AAA       $ 1,000  $ 1,069,510
San Francisco Airport 4.50%, 5/1/28
(MBIA Insured)..........................      AAA         2,720    2,332,944
                                                                 -----------
                                                                   3,402,454
                                                                 -----------
DEVELOPMENT REVENUE--6.5%
Culver City Redevelopment Financing
Authority 4.60%, 11/1/20 (AMBAC
Insured)................................      AAA         4,500    4,063,635

San Diego Redevelopment Agency Series B
5.35%, 9/1/24 (AMBAC Insured)...........      AAA         1,000    1,000,360
                                                                 -----------
                                                                   5,063,995
                                                                 -----------

GENERAL OBLIGATION--15.3%
California State 5.50%, 4/1/08 (MBIA
Insured)................................      AAA         1,500    1,602,855

California State 4.50%, 12/1/21 (FGIC
Insured)................................      AAA         3,000    2,622,420

Central School District San Bernardino
County Series A 7.05%, 5/1/16...........      A(b)        1,000    1,015,000
                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)      VALUE
                                          ------------  -------  -----------
GENERAL OBLIGATION--CONTINUED

Redwood City Elementary School District
5%, 8/1/15 (FGIC Insured)...............      AAA       $ 3,875  $ 3,921,190

Walnut Valley Unified School District
Series A 0%, 8/1/19 (MBIA Insured)......      AAA         8,480    2,732,171
                                                                 -----------
                                                                  11,893,636
                                                                 -----------

GENERAL REVENUE--9.0%
Anaheim Public Financing Series C 6%,
9/1/16 (FSA Insured)....................      AAA         2,600    2,881,476

Orange County Recovery COP Series A
5.80%, 7/1/16 (MBIA Insured)............      AAA         1,500    1,597,170

Pomona Public Financing Authority 5%,
2/1/30 (MBIA Insured)...................      AAA         1,550    1,466,595

San Mateo County Power Authority 5.125%,
7/1/18 (MBIA Insured)...................      AAA         1,000    1,010,660
                                                                 -----------
                                                                   6,955,901
                                                                 -----------

MEDICAL REVENUE--3.9%
California Health Facilities Financing
Authority Series A 7.30%, 11/1/20 (CA
Mortgage Insured).......................       A+         1,400    1,432,340

4                      See Notes to Financial Statements

Phoenix-Goodwin California Tax Exempt Bond Fund

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)      VALUE
                                          ------------  -------  -----------
MEDICAL REVENUE--CONTINUED
California Health Facilities Financing
Authority Series A 6.25%, 7/1/22........       A+       $ 1,500  $ 1,552,905
                                                                 -----------
                                                                   2,985,245
                                                                 -----------

MULTIFAMILY REVENUE--2.7%
L.A. Community Redevelopment Agency
Series A 6.55%, 1/1/27 (AMBAC/FHA
Insured)................................      AAA         2,000    2,096,060

MUNICIPAL UTILITY DISTRICT REVENUE--11.2%
Delta Diablo Sanitation District COP 0%,
12/1/16 (MBIA Insured)..................      AAA         1,070      465,846

L.A. Wastewater System Series D 4.70%,
11/1/17 (FGIC Insured)..................      AAA         7,000    6,606,740

Sacramento Municipal Utility District
Electric Series K 5.75%, 7/1/18 (AMBAC
Insured)................................      AAA         1,500    1,617,585
                                                                 -----------
                                                                   8,690,171
                                                                 -----------

POWER REVENUE--3.3%
Northern California Power Agency Series
A 5.20%, 7/1/32 (MBIA Insured)..........      AAA         1,120    1,083,275

Sacramento Cogeneration Authority
Project 6.375%, 7/1/10..................      BBB           500      532,045

Southern California Public Power
Authority 5.50%, 7/1/20.................       A            915      915,256
                                                                 -----------
                                                                   2,530,576
                                                                 -----------
PRE-REFUNDED--31.9%
Covina Community Redevelopment Agency
8.80%, 1/1/08(c)........................       NR         1,030    1,206,058

Hayward Hospital (St. Rose Hospital)
10%, 10/1/04(c).........................      AAA           300      334,950

Huntington Park Redevelopment Agency 8%,
12/1/19(c)..............................      AAA         2,400    3,187,752

L.A. Harbor Department 7.60%,
10/1/18(c)..............................      AAA         1,075    1,329,173

MSR Public Power Agency Series D 6.75%
7/1/20 (MBIA Insured)(c)................      AAA         3,500    4,074,595
                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)      VALUE
                                          ------------  -------  -----------
PRE-REFUNDED--CONTINUED

Northern California Power Agency 7.50%,
7/1/23, Prerefunded 7/1/21 @100 (AMBAC
Insured)................................      AAA       $   195  $   245,507

Pomona Unified School District G.O.
Series C 5.60%, 8/1/12 (MBIA
Insured)(c).............................      AAA         1,500    1,627,170

Puerto Rico Electric Power Authority
Series P 7%, 7/1/21, Prerefunded 7/1/01
@102....................................      AAA         1,500    1,539,225

Puerto Rico Highway and Transportation
Authority Series T 6.625%, 7/1/18,
Prerefunded 7/1/02 @101 1/2.............      AAA           200      210,556

Puerto Rico Highway and Transportation
Authority Series T 6.625%, 7/1/18,
Prerefunded 7/1/02 @101 1/2.............     AAA(b)         800      842,224

Puerto Rico Public Building Authority
Series L 6.875%, 7/1/21, Prerefunded
7/1/02 @101 1/2.........................      AAA         1,670    1,762,869

Riverside County Series B 8.625%, 5/1/16
(GNMA Collateralized)(c)................      AAA           700      944,867

Riverside County Series A 7.80%, 5/1/21
(GNMA Collateralized)(c)................      AAA         4,000    5,125,400

Sacramento Cogeneration Authority
Project 6.375%, 7/1/10, Prerefunded
7/1/05 @102.............................      AAA           500      559,080

Torrance Hospital Series A 7.10%,
12/1/15, Prerefunded 12/1/05 @100.......      AAA         1,560    1,717,466
                                                                 -----------
                                                                  24,706,892
                                                                 -----------

WATER REVENUE--7.8%
Chino Basin Financing Authority 5.90%,
8/1/11 (AMBAC Insured)..................      AAA         2,000    2,216,460

Long Beach Water Series A 5%, 5/1/24
(MBIA Insured)..........................      AAA         2,000    1,910,600

Metropolitan Water District Waterworks
Series A 4.75%, 7/1/22..................       AA         1,000      911,410

                       See Notes to Financial Statements                       5

Phoenix-Goodwin California Tax Exempt Bond Fund

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)      VALUE
                                          ------------  -------  -----------
WATER REVENUE--CONTINUED
Santa Clara Valley Water Utilities
System Revenue Series A 5.125%, 6/1/23
(FGIC Insured)..........................      AAA       $ 1,000  $   973,550
                                                                 -----------
                                                                   6,012,020
                                                                 -----------
----------------------------------------------------------------------------
TOTAL MUNICIPAL TAX-EXEMPT BONDS
(IDENTIFIED COST $70,603,874)                                     74,336,950
----------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--96.0%
(IDENTIFIED COST $70,603,874)                                     74,336,950
----------------------------------------------------------------------------
                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)      VALUE
                                          ------------  -------  -----------

SHORT-TERM OBLIGATIONS--2.4%

COMMERCIAL PAPER--2.4%
Koch Industries, Inc. 4.66%, 5/1/01.....      A-1+      $ 1,900  $ 1,900,000
----------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $1,900,000)                                       1,900,000
----------------------------------------------------------------------------

TOTAL INVESTMENTS--98.4%
(IDENTIFIED COST $72,503,874)                                  76,236,950(a)
Other assets and liabilities, net--1.6%                         1,228,106
                                                              -----------
NET ASSETS--100.0%                                            $77,465,056
                                                              ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $4,470,349 and gross depreciation of $737,273 for federal income tax purposes. At April 30, 2001, the aggregate cost of securities for federal income tax purposes was $72,503,874.
(b)  As rated by Moody's or Fitch.
(c)  Escrowed to Maturity.
     At April 30, 2001, the concentration of the Fund's investments by State, determined as a percentage of total investments, is as follows: California 92%, Puerto Rico 6%, and Other 2%.
     At April 30, 2001, 73.2% of the securities in the portfolio are backed by insurance of financial institutions and financial guaranty assurance agencies. Insurers with a concentration greater than 10% of net assets are as follows: MBIA, 26%, AMBAC, 15% and FGIC, 20%.

6                      See Notes to Financial Statements

Phoenix-Goodwin California Tax Exempt Bond Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2001

ASSETS
Investment securities at value
  (Identified cost $72,503,874)                               $   76,236,950
Cash                                                                   3,246
Receivables
  Interest                                                         1,534,853
Prepaid expenses                                                         176
                                                              --------------
    Total assets                                                  77,775,225
                                                              --------------
LIABILITIES
Payables
  Fund shares repurchased                                            117,964
  Dividend distributions                                              56,165
  Investment advisory fee                                             29,095
  Distribution fee                                                    17,253
  Trustees' fee                                                       10,220
  Transfer agent fee                                                   9,932
  Financial agent fee                                                  8,438
Accrued expenses                                                      61,102
                                                              --------------
    Total liabilities                                                310,169
                                                              --------------
NET ASSETS                                                    $   77,465,056
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $   73,744,577
Distribution in excess of net investment income                      (56,165)
Accumulated net realized gain                                         43,568
Net unrealized appreciation                                        3,733,076
                                                              --------------
NET ASSETS                                                    $   77,465,056
                                                              ==============
CLASS A
Shares of beneficial interest outstanding, no par value,
  unlimited authorization (Net Assets $75,674,971)                 6,037,834
Net asset value per share                                             $12.53
Offering price per share $12.53/(1-4.75%)                             $13.15
CLASS B
Shares of beneficial interest outstanding, no par value,
  unlimited authorization (Net Assets $1,790,085)                    142,584
Net asset value and offering price per share                          $12.55

                            STATEMENT OF OPERATIONS
                           YEAR ENDED APRIL 30, 2001

INVESTMENT INCOME
Interest                                                      $    4,398,343
                                                              --------------
    Total investment income                                        4,398,343
                                                              --------------
EXPENSES
Investment advisory fee                                              354,445
Distribution fee, Class A                                            192,999
Distribution fee, Class B                                             15,660
Financial agent fee                                                  103,095
Transfer agent                                                        55,227
Printing                                                              49,774
Professional                                                          29,441
Trustees                                                              18,835
Registration                                                           9,841
Custodian                                                              8,270
Miscellaneous                                                         14,573
                                                              --------------
    Total expenses                                                   852,160
    Custodian fees paid indirectly                                      (119)
                                                              --------------
    Net expenses                                                     852,041
                                                              --------------
NET INVESTMENT INCOME                                              3,546,302
                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                      371,610
Net change in unrealized appreciation (depreciation) on
  investments                                                      2,806,962
                                                              --------------
NET GAIN ON INVESTMENTS                                            3,178,572
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $    6,724,874
                                                              ==============

                       See Notes to Financial Statements                       7

Phoenix-Goodwin California Tax Exempt Bond Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                          Year Ended   Year Ended
                                            4/30/01      4/30/00
                                          -----------  -----------
FROM OPERATIONS
  Net investment income (loss)            $ 3,546,302  $ 4,151,252
  Net realized gain (loss)                    371,610      511,799
  Net change in unrealized appreciation
    (depreciation)                          2,806,962   (7,025,448)
                                          -----------  -----------
  INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS               6,724,874   (2,362,397)
                                          -----------  -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A           (3,424,152)  (4,090,438)
  Net investment income, Class B              (57,588)     (73,010)
  Net realized gains, Class A                (614,139)  (1,010,659)
  Net realized gains, Class B                 (11,940)     (22,760)
  In excess of net investment income,
    Class A                                   (55,236)          --
  In excess of net investment income,
    Class B                                      (929)          --
                                          -----------  -----------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS          (4,163,984)  (5,196,867)
                                          -----------  -----------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (178,518
    and 164,765 shares, respectively)       2,273,048    2,093,896
  Net asset value of shares issued from
    reinvestment of distributions
    (149,736 and 194,344 shares,
    respectively)                           1,890,217    2,386,464
  Cost of shares repurchased (662,110
    and 1,210,978 shares, respectively)    (8,268,731) (15,038,907)
                                          -----------  -----------
Total                                      (4,105,466) (10,558,547)
                                          -----------  -----------
CLASS B
  Proceeds from sales of shares (68,651
    and 42,249 shares, respectively)          876,342      521,497
  Net asset value of shares issued from
    reinvestment of distributions
    (2,744 and 4,418 shares,
    respectively)                              34,690       54,190
  Cost of shares repurchased (72,152 and
    47,061 shares, respectively)             (907,008)    (579,840)
                                          -----------  -----------
Total                                           4,024       (4,153)
                                          -----------  -----------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                     (4,101,442) (10,562,700)
                                          -----------  -----------
  NET INCREASE (DECREASE) IN NET ASSETS    (1,540,552) (18,121,964)
NET ASSETS
    Beginning of period                    79,005,608   97,127,572
                                          -----------  -----------
    END OF PERIOD [INCLUDING
     DISTRIBUTIONS IN EXCESS OF NET
     INVESTMENT INCOME OF ($56,165) AND
     ($64,562), RESPECTIVELY]             $77,465,056  $79,005,608
                                          ===========  ===========

8                      See Notes to Financial Statements

Phoenix-Goodwin California Tax Exempt Bond Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                             CLASS A
                                                  --------------------------------------------------------------
                                                                       YEAR ENDED APRIL 30
                                                  --------------------------------------------------------------
                                                          2001           2000       1999        1998        1997
Net asset value, beginning of period              $      12.13     $    13.18     $13.12     $ 12.72     $ 12.77
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                            0.57           0.60       0.64        0.65        0.66
  Net realized and unrealized gain (loss)                 0.50          (0.90)      0.11        0.47        0.04
                                                  ------------     ----------     ------     -------     -------
      TOTAL FROM INVESTMENT OPERATIONS                    1.07          (0.30)      0.75        1.12        0.70
                                                  ------------     ----------     ------     -------     -------
LESS DISTRIBUTIONS
  Dividends from net investment income                   (0.56)         (0.60)     (0.63)      (0.65)      (0.66)
  Distributions in excess of net investment
    income                                               (0.01)            --         --          --          --
  Distributions from net realized gains                  (0.10)         (0.15)     (0.06)      (0.07)      (0.09)
                                                  ------------     ----------     ------     -------     -------
      TOTAL DISTRIBUTIONS                                (0.67)         (0.75)     (0.69)      (0.72)      (0.75)
                                                  ------------     ----------     ------     -------     -------
  Change in net asset value                               0.40          (1.05)      0.06        0.40       (0.05)
                                                  ------------     ----------     ------     -------     -------
NET ASSET VALUE, END OF PERIOD                    $      12.53     $    12.13     $13.18     $ 13.12     $ 12.72
                                                  ============     ==========     ======     =======     =======
Total return(1)                                           8.92%        (2.17)%      5.92%       8.84%       5.56%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)                $75,675        $77,265     $95,230    $102,312    $109,358

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                      1.07%(2)      1.10%       1.00%       0.96%       0.93%
  Net investment income                                   4.52%         4.84%       4.72%       4.90%       5.13%
Portfolio turnover                                           3%           12%         14%          9%         17%

                                                                          CLASS B
                                                  --------------------------------------------------------
                                                                    YEAR ENDED APRIL 30
                                                  --------------------------------------------------------
                                                    2001       2000       1999          1998          1997
Net asset value, beginning of period              $12.14     $13.20     $13.13        $12.73        $12.77
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                      0.48       0.51       0.54          0.56          0.56
  Net realized and unrealized gain (loss)           0.50      (0.91)      0.12          0.46          0.05
                                                  ------     ------     ------        ------        ------
      TOTAL FROM INVESTMENT OPERATIONS              0.98      (0.40)      0.66          1.02          0.61
                                                  ------     ------     ------        ------        ------
LESS DISTRIBUTIONS
  Dividends from net investment income             (0.46)     (0.51)     (0.53)        (0.55)        (0.56)
  Distributions in excess of net investment
    income                                         (0.01)        --         --            --            --
  Distributions from net realized gains            (0.10)     (0.15)     (0.06)        (0.07)        (0.09)
                                                  ------     ------     ------        ------        ------
      TOTAL DISTRIBUTIONS                          (0.57)     (0.66)     (0.59)        (0.62)        (0.65)
                                                  ------     ------     ------        ------        ------
  Change in net asset value                         0.41      (1.06)      0.07          0.40         (0.04)
                                                  ------     ------     ------        ------        ------
NET ASSET VALUE, END OF PERIOD                    $12.55     $12.14     $13.20        $13.13        $12.73
                                                  ======     ======     ======        ======        ======
Total return(1)                                     8.15%    (2.98)%      5.11%         8.10%         4.84%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)           $1,790     $1,741     $1,897        $1,562        $1,359

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                1.82%(2)  1.85%       1.75%         1.71%         1.68%
  Net investment income                             3.77%     4.09%       3.97%         4.15%         4.37%
Portfolio turnover                                     3%       12%         14%            9%           17%

(1)  Maximum sales charge is not reflected in total return calculation.
(2) For the period ended April 30, 2001, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                       See Notes to Financial Statements                       9

PHOENIX-GOODWIN CALIFORNIA TAX EXEMPT BOND FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

  Effective August 17, 2000, Phoenix-Goodwin California Tax Exempt Bond Fund (the "Fund"), formerly Phoenix-Goodwin California Tax Exempt Bonds, Inc., is organized as a Delaware Business Trust. Prior to that date, the Fund was organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is a diversified Fund and its investment objective is to obtain a high level of current income exempt from California state and local income taxes, as well as Federal income tax, consistent with preservation of capital. The Fund offers both Class A and Class B shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Both classes of shares have identical voting, dividend, liquidation and other rights with respect to its distribution plan. Income and expenses of the Fund are borne pro rata by the holders of both classes of shares, except that each class bears distribution expenses unique to that class.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

  Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Premiums and discounts are amortized to income using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:

  It is the policy of the Fund to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of its taxable and tax-exempt income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

  Distributions to shareholders are declared and recorded daily. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to paid in capital.

E. FUTURES CONTRACTS:

  A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. The Fund may enter into financial futures contracts as a hedge against anticipated changes in the market value of the portfolio securities. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments. As of April 30, 2001, the Fund had no future contracts outstanding.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

  As compensation for its services to the Fund, the adviser, Phoenix Investment Counsel, Inc. ("PIC"), an indirect wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"), is entitled to a fee at an annual rate of 0.45% of the average daily net assets of the Fund for the first $1 billion, 0.40% for the second $1 billion, and 0.35% for average daily net assets of over $2 billion.

  As Distributor of the Fund's shares, Phoenix Equity Planning Corp. ("PEPCO"), an indirect wholly-owned subsidiary of PHL, has advised the Fund that it retained net selling commissions of $3,960 for Class A shares and deferred sales charges of $17,001 for Class B shares for the year ended April 30, 2001. In addition, the Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B shares of the average daily net assets of the Fund. The Distributor has

PHOENIX-GOODWIN CALIFORNIA TAX EXEMPT BOND FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2001 (CONTINUED)

advised the Fund that of the total amount expensed for the year ended April 30, 2001, $26,327 was earned by the Distributor and $182,332 was paid to unaffiliated participants.

  As Financial Agent of the Fund, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. For the year ended April 30, 2001, financial agent fees were $103,095, of which PEPCO received $36,000. The current fee schedule of PFPC, Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimum fees and fee waivers may apply.

  PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust as sub-transfer agent. For the year ended April 30, 2001, transfer agent fees were $55,227, of which PEPCO retained $14,083, which is net of fees paid to State Street.

  At April 30, 2001, PHL and affiliates held 254 Class A shares and 11,492 Class B shares of the Fund with a combined value of $147,407.

3. PURCHASE AND SALE OF SECURITIES

  Purchases and sales of securities, excluding short-term securities and futures, for the year ended April 30, 2001, aggregated $1,998,680 and $8,567,976, respectively. There were no purchases or sales of long-term U.S. Government securities.

4. ASSET CONCENTRATION

  There are certain risks arising from the Fund's concentration in California municipal securities. Certain California constitutional amendments, legislative measures, executive orders, administrative regulations, court decisions and voter initiatives could result in certain adverse consequences including impairing the ability of certain issuers of California municipal securities to pay principal and interest on their obligations.

TAX INFORMATION NOTICE (UNAUDITED)
EXEMPT-INTEREST DIVIDENDS:

  For federal income tax purposes, 96.2% of the income dividends paid by the Fund qualify as exempt-interest dividends.

LONG-TERM CAPITAL GAINS:

  The Fund designated $669,647 as long-term capital gain dividends.

  This report is not authorized for distribution to prospective investors in the Phoenix-Goodwin California Tax Exempt Bond Fund, unless preceded or accompanied by an effective Prospectus which includes information concerning the sales charge, Fund's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS

[PRICEWATERHOUSECOOPERS LOGO]
To the Board of Trustees and Shareholders of Phoenix-Goodwin California Tax Exempt Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix-Goodwin California Tax Exempt Bond Fund (formerly known as Phoenix-Goodwin California Tax Exempt Bonds, Inc.) (the "Fund") at April 30, 2001, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
June 8, 2001

PHOENIX-GOODWIN CALIFORNIA TAX EXEMPT BOND FUND
101 Munson Street
Greenfield, Massachusetts 01301

TRUSTEES
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Geraldine M. McNamara
Everett L. Morris
James M. Oates
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

OFFICERS
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
William R. Moyer, Executive Vice President
John F. Sharry, Executive Vice President
James D. Wehr, Senior Vice President
Robert S. Driessen, Vice President
Timothy M. Heaney, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary

 IMPORTANT NOTICE TO SHAREHOLDERS
 The Securities and Exchange Commission
 has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

INVESTMENT ADVISER
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

TRANSFER AGENT
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

HOW TO CONTACT US

Mutual Fund Services              1-800-243-1574
Advisor Consulting Group          1-800-243-4361
Text Telephone                    1-800-243-1926
Web site                          www.phoenixinvestments.com

      PHOENIX EQUITY PLANNING CORPORATION
      PO Box 150480
      Hartford CT 06115-0480                                 | PRSRT STD  |
                                                             |U.S. POSTAGE|
                                                             |    PAID    |
                                                             |   ANDREW   |
                                                             | ASSOCIATES |

[LOGO]PHOENIX
      INVESTMENT PARTNERS


      For more information about
      Phoenix mutual funds, please call
      your financial representative or
      contact us at 1-800-243-4361 or
      www.phoenixinvestments.com.








      PXP 742 (6/01)